UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2024
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2024, Macy’s, Inc. (“Macy’s” or the “Company”) announced that its Board of Directors elected Tony Spring, age 58, Chief Executive Officer and Chairman of the Board-Elect of the Company, effective February 4, 2024, consistent with the leadership succession plan announced in March 2023. Jeff Gennette, age 62, will retire as Chief Executive Officer of the Company effective February 3, 2024 after 40 years of service and will remain a member and Non-Executive Chairman of the Board through the Company’s 2024 annual meeting of shareholders.

Mr. Spring has served as President and CEO-Elect of Macy’s since 2023, Executive Vice President since 2021 and in various roles within the Bloomingdale’s organization for 36 years.
In connection with Mr. Spring’s election as CEO, the Board of Directors, based on the recommendation of the Compensation and Management Development (CMD) Committee, approved the following compensation arrangements for Mr. Spring:

•Annual base salary of $1,300,000; annual target incentive opportunity of 200% of base salary under the Senior Executive Incentive Compensation Plan; a target annual equity grant with a grant date fair value of $8,500,000 under the 2021 Equity and Incentive Compensation Plan (the “Equity Plan”); and a one-time equity grant with a grant date fair value of $4,000,000 under the Equity Plan, in a combination of time-based restricted stock units (RSUs) and performance-based restricted stock units (PRSUs), weighted 25% and 75%, respectively. The RSUs will vest on the fifth anniversary of the grant date. The PRSUs will vest at the end of the five-year period based on pre-determined performance metrics, goals and targets.

In connection with Mr. Gennette’s appointment as Non-Executive Chairman of the Board, the Board of Directors, based on the recommendation of the Nominating and Corporate Governance (NCG) Committee, approved the following compensation arrangements for Mr. Gennette:

•Regular Board cash retainer (currently $90,000), a $160,000 cash payment in lieu of Board equity grant, and a Board Chair cash retainer of $200,000/year, all on an annualized basis pro-rated based on the term of service.

Item 7.01. Regulation FD Disclosure.

A press release related to the matters described in Item 5.02 of this Current Report on Form 8-K is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Macy’s dated February 2, 2024
104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: February 2, 2024	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Executive Vice President, Chief Legal Officer and Secretary